Exhibit 21
Marriott International, Inc.

Subsidiaries of the Registrant

The following is a list of subsidiaries of Marriott International. Inc., omitting joint ventures, which considered in the aggregate as a single subsidiary, would not constitute a "significant subsidiary" as defined in Regulation S-X as of December 31, 2025.

Entity Name	Jurisdiction of Incorporation
1367357 Alberta ULC	Canada
14 East Fifty-Fifth Air Parcel, LLC	Delaware
14 East Fifty-Fifth Street New York LLC	Delaware
1567 Broadway Condominium	New York
225 Liquor Licensee LLC	New Jersey
315 East Dean Street Aspen LLC	Delaware
333 International, Inc.	Delaware
3387 Lenox Road LLC	Delaware
520 Canal Street Limited Partnership	Louisiana
6106 East Camelback LLC	Delaware
697 Fifth Avenue New York LLC	Delaware
909 North Michigan Avenue Corporation	Delaware
9701 Collins Avenue, LLC	Delaware
Aberdeen Hotel Limited	Jersey
Aberdeen Hotel Limited (U.K. Establishment)	United Kingdom
ACHM Gerenciamento Internacional de Hoteis do Brasil Ltda.	Brazil
ACHM Global Hospitality Licensing S.à r.l.	Luxembourg
ACHM International Management Company (French Branch)	France
ACHM International Management Company S.ar.l, Bertrange, Zurich Branch	Switzerland
ACHM International Management Company S.àr.l.	Luxembourg
Adamar International Lodging, Ltd.	Bermuda
Administracion de Empresas Starwood S de RL de SV	Mexico
Aeropuerto Shareholder, Inc.	Delaware
Aloft Hotel Management, Inc.	Delaware
Aloft International Hotel Management, Inc.	Delaware
Alpha Steam Acquisition, LLC	Delaware
Alphaventure Music Publishing Corp.	New York
Alstar Operating LLC	New York
Alstar Realty LLC	New York
AP Arabella (Pty) Ltd	South Africa
AP Mount Grace (Pty) Limited	South Africa
Atlanta Acquisition LLC	Delaware
Bal Harbour Hotel LLC	Delaware
Baltic Investment Company, L.L.C.	New Jersey
Baltimore Marriott Inner Harbor, L.L.C.	Delaware
BCN Hotel Management Company, S.L.U.	Spain
Berlin Marriott Hotelmanagement GmbH	Germany
Betaventure Music Publishing Corp.	New York
Blue Marble Co., Inc.	Delaware
Bonvoy Hotels & Resorts India Private Limited	India
Boston Convention Associates, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Branch of the private limited liability company "Luxury Hotels International Management Company" (Moscow Branch)	Russian Federation
Branch Office of the Private limited liability company "The Ritz-Carlton Hotel Company B.V." (Russian Branch)	Russian Federation
BW SL 1 Limited	Saint Lucia
Camelback Country Club, Inc. (d/b/a Camelback Golf Club)	Arizona
Camelback Properties Inn, Inc.	Delaware
Canal Street Holdings, Inc.	Delaware
Capitol Employment Services, LLC	Delaware
Carpstar/Jordan Development LLC	Delaware
CBM Annex, Inc.	Delaware
Centerline Georgia Investor LLC	Delaware
Charleston Marriott, LLC	Delaware
Chicago Hotel Services, LLC	Delaware
Ciga Gestioni S.r.l	Italy
CIGA Hotels GmbH	Austria
CIGA Immobiliare B.V.	Netherlands
CIGA International Management B.V.	Netherlands
Cigahotels Espana S.L.U	Spain
Cologne MH Operating Company GmbH	Germany
Colony Club (Barbados) Limited	Barbados
Colony SL 1 Limited	Saint Lucia
Companhia Palmares Hoteis E Turismo	Brazil
Corporate General, Inc.	Delaware
Courtyard Management LLC	Delaware
Crystal Cove Hotel Limited	Barbados
Crystal SL 1 Limited	Saint Lucia
CS&M Associates	Louisiana
CS&M Hotel Owner LLC	Delaware
CS&M Pledgor LLC	Delaware
CTYD III Corporation	Delaware
CY Paris Gare de Lyon Bercy SAS	France
Daphne’s Restaurant (St. Lucia) Limited	Saint Lucia
Design Hotels GmbH	Germany
Design Hotels Limited	United Kingdom
Design Hotels New York, Inc	New York
Design Hotels PTE. LTD.	Singapore
Destination Services of Scottsdale LLC	Delaware
Detroit CY, LLC	Delaware
Detroit Hotel Services, LLC	Delaware
Detroit MHS, LLC	Delaware
Dominican Hotels (B.V.I.) Ltd.	Virgin Islands, British
EDITION Management LLC	Delaware
Elan Hotel Beverage Corporation	Texas
Elegant Finance (St. Lucia) Limited	Saint Lucia
Elegant Hotels (Barbados) Management Limited	Barbados
Elegant Hotels BGI Limited	Barbados
Elegant Hotels Group Limited	United Kingdom
Elegant Restaurant Ltd.	Barbados

Entity Name	Jurisdiction of Incorporation
Elegant Services (St. Lucia) Limited	Saint Lucia
Empresa de Servicios Reforma 325, S. de R.L. de C.V.	Mexico
Emstar Operating LLC	New York
Emstar Realty LLC	New York
Essex House Condominium Corporation	Delaware
F. L. Insurance Corporation	Hawaii
Fairfield FMC, LLC	Delaware
Fifth Avenue Hotel Suites, LLC	Delaware
Fiji Cayman Holdings	Cayman Islands
FOH Holdco, LLC	Delaware
Franchise and License (Canadian) Ops Limited Partnership	Canada
Franchise System Holdings, Inc.	Delaware
Frankfurt Airport Marriott Hotel Management GmbH	Germany
Frankfurt Marriott Hotelmanagement GmbH	Germany
Galaxy Hotel Systems LLC	Delaware
Gateway Beverages, Inc.	Texas
GH Hotel Operating Company Limited	United Kingdom
Global Connextions LLC	Delaware
Global Hospitality Licensing S.à r.l.	Luxembourg
Granton International, Ltd.	Virgin Islands, British
Guangzhou Gingerroot Information Technology Co., Ltd.	China
Guangzhou Starwood Customer Contact Centre Co., Ltd.	China
Hamburg Marriott Hotelmanagement GmbH	Germany
Headquarters Hotel Management, L.L.C.	New Jersey
Heidelberg Marriott Hotelmanagement GmbH	Germany
Hospitality International, Inc.	Texas
Host Restaurants, Inc.	Delaware
HOT Finance Luxembourg S.àr.l.	Luxembourg
HOT Finance Luxembourg, LLC	Delaware
HOT Global Holding LLC	Delaware
HOT International Finance S.àr.l.	Luxembourg
HOT International Holding S.A.R.L., Luxembourg, Zurich Branch	Switzerland
HOT International Holding S.àr.l.	Luxembourg
HOT Ventures LLC	Delaware
Hotel Investors of Michigan, Inc.	Michigan
Hotel Investors of Nebraska, Inc.	Nebraska
Hoteles Sheraton del Peru S.A.C.	Peru
Hoteles Sheraton, S. de R.L. de C.V.	Mexico
Hudson Sheraton Corporation LLC	Delaware
Hunt Valley Courtyard, Inc.	Delaware
IDF Enterprises LLC	Delaware
Inmobiliaria Valiant, S. de R.L.de C.V.	Mexico
International Hotel Licensing Company S.à r.l, Luxembourg, Zurich Branch	Switzerland
International Hotel Licensing Company S.àr.l.	Luxembourg
International Luxury Hotels (Singapore) Pte. Limited	Singapore
International Tourism Management Services, LLC	Florida
ITT Corporation Split Dollar Life/Death Benefits Trust	New York
Japan Hospitality Service Company	Japan

Entity Name	Jurisdiction of Incorporation
Japan Hotel Management Company	Japan
Kansas Hospitality Services, Inc.	Kansas
KW Beach Suites Limited Partnership	Florida
LAX Properties, LLC	Delaware
Le Centre Sheraton Limited Partnership	Canada
Leipzig Marriott Hotelmanagement GmbH	Germany
LF, South Beach, LLC	Delaware
LHI (MYANMAR) CO., LTD.	Myanmar
LHI Rwanda Ltd	Rwanda
LM IPCO (Italy) LLC	Delaware
Lux Hotels Management Peru S.A.C.	Peru
Lux International Hotels N.V.	Curacao
Luxury Canada, ULC	Canada
Luxury China Hotels Limited	Hong Kong
Luxury Finance, LLC	Delaware
Luxury Holding of Luxembourg S.àr.l.	Luxembourg
Luxury Hotel Leasing South Africa (Pty) Ltd (f/k/a PH Hunters Rest (Pty) Ltd)	South Africa
Luxury Hotel Management of Bolivia S.R.L.	Bolivia
Luxury Hotel Management of Czech Republic s.r.o.	Czech Republic
Luxury Hotels & Resorts (Thailand) Limited	Thailand
Luxury Hotels (Barbados) Limited	Barbados
Luxury Hotels (China) International Management of Hong Kong Limited	Hong Kong
Luxury Hotels Broad-Based Ownership Trust	South Africa
Luxury Hotels Cape Town (Pty) Ltd	South Africa
Luxury Hotels Design & Construction Hong Kong Limited	Hong Kong
Luxury Hotels International (Gabon) SARL	Gabon
Luxury Hotels International Company of Jamaica Limited	Jamaica
Luxury Hotels International Headquarter Company	Saudi Arabia
Luxury Hotels International Lodging Ltd.	Bermuda
Luxury Hotels International Lodging Ltd. (Cayman Islands Branch)	Cayman Islands
Luxury Hotels International Lodging Ltd. (Panama Branch)	Panama
Luxury Hotels International Management (Oman) LLC	Oman
Luxury Hotels International Management Austria GmbH	Austria
Luxury Hotels International Management Belgium SRL	Belgium
Luxury Hotels International Management Colombia S.A.S.	Colombia
Luxury Hotels International Management Company B.V.	Netherlands
Luxury Hotels International Management Company B.V. - Sucursal Em Portugal	Portugal
Luxury Hotels International Management Company B.V. (Azerbaijan Branch)	Azerbaijan
Luxury Hotels International Management Company B.V. (Egypt Branch)	Egypt
Luxury Hotels International Management Company B.V. (El Salvador Branch)	El Salvador
Luxury Hotels International Management Company B.V. (Libya Branch)	Libya
Luxury Hotels International Management Company B.V. (Malaysia Branch)	Malaysia
Luxury Hotels International Management Company B.V., Taiwan Branch	Taiwan (Province of China)
Luxury Hotels International Management Company B.V., útibú á Íslandi (Iceland Branch)	Iceland
Luxury Hotels International Management Italy S.r.l.	Italy
Luxury Hotels International Management Mexico, S.A. de C.V.	Mexico
Luxury Hotels International Management of Aruba N.V.	Aruba
Luxury Hotels International Management of Guatemala, S.A.	Guatemala

Entity Name	Jurisdiction of Incorporation
Luxury Hotels International Management of Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International Management St. Kitts Limited	Saint Kitts and Nevis
Luxury Hotels International Management Switzerland GmbH	Switzerland
Luxury Hotels International MEA-KSA Limited	Saudi Arabia
Luxury Hotels International MEA-QFC LLC	Qatar
Luxury Hotels International of Canada, ULC	Canada
Luxury Hotels International of France SAS	France
Luxury Hotels International of Hong Kong Limited	Hong Kong
Luxury Hotels International of Hong Kong Limited (Hong Kong Branch)	Hong Kong
Luxury Hotels International of Hong Kong Limited (Macao Branch)	Macao
Luxury Hotels International of Japan, Inc.	Japan
Luxury Hotels International of Puerto Rico, Inc.	Puerto Rico
Luxury Hotels International of Spain S.L.U.	Spain
Luxury Hotels International of Tunisia SARL	Tunisia
Luxury Hotels International of Vietnam Limited (Công Ty TNHH Luxury Hotels International Việt Nam)	Vietnam
Luxury Hotels International of Vietnam Limited, Ho Chi Minh City Branch	Vietnam
Luxury Hotels International OR Tambo (Pty) Ltd	South Africa
Luxury Hotels International Sales of Israel Ltd.	Israel
Luxury Hotels International Saudi Arabia Limited	Saudi Arabia
Luxury Hotels International South Africa (Pty) Ltd	South Africa
Luxury Hotels International Sweden AB	Sweden
Luxury Hotels Irish Holding Company Limited	Ireland
Luxury Hotels Management (BVI) Limited	Virgin Islands, British
Luxury Hotels Management (BVI) Limited (Guyana Branch)	Guyana
Luxury Hotels Management (BVI) Limited Ogranak Beograd	Serbia
Luxury Hotels Management Bermuda Ltd.	Bermuda
Luxury Hotels Management Ghana Ltd	Ghana
Luxury Hotels Management MEA Limited	United Arab Emirates
Luxury Hotels Management St. Lucia Limited	Saint Lucia
Luxury Hotels of Costa Rica Management Company, Sociedad de Responsabilidad Limitada	Costa Rica
Luxury Hotels of Turks & Caicos Ltd	Turks and Caicos Islands
Luxury Hotels Uluslararasi Otel Isletmeciligi Limited Sirketi	Turkey
Luxury International Holdings of Canada, ULC	Canada
Luxury International Management Nigeria Limited	Nigeria
Luxury International Office Kenya Limited	Kenya
Luxury Lodging (CMB) Co., Ltd.	Cambodia
LUXURY MANAGEMENT COMPANY MACEDONIA DOOEL Skopje	North Macedonia, Republic of
Luxury Reservations Limited	Ireland
Luxury Residences Management International, Inc.	Delaware
Luxury Swiss Management Company GmbH	Switzerland
Luxury Swiss Management Company GmbH (Morocco Branch)	Morocco
Luxury Swiss Management Company GmbH (New Zealand Branch)	New Zealand
Luxury Swiss Management Company GmbH, Ethiopia International Contracting Office	Ethiopia
Luxury Switzerland Holding Company GmbH	Switzerland
Maguenine SEO	New Caledonia
Manhattan Sheraton Corporation	New York
Mar Hoteis de Sao Paulo Ltda.	Brazil

Entity Name	Jurisdiction of Incorporation
Marriott (Schweiz) GmbH	Switzerland
Marriott Acquisition 2002 Subsidiary, LLC	Delaware
Marriott Acquisition 2002, LLC	Delaware
Marriott Argentina Licensing Company S.A.	Argentina
Marriott Bonvoy Boutiques, LLC	Delaware
MARRIOTT BRASIL LICENCIAMENTO LTDA	Brazil
MARRIOTT BRASIL SERVICOS LTDA	Brazil
Marriott Cayman Islands Licensing Company I, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company II, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company III, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company IV, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VI, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company VIII, Ltd.	Cayman Islands
Marriott Cayman Islands Licensing Company X, Ltd.	Cayman Islands
Marriott Chile Licensing Company Limitada	Chile
Marriott Chile S.A.	Chile
Marriott Claims Services Corporation	Texas
Marriott Crystal City Manager, LLC	Delaware
Marriott Curacao N.V.	Curacao
Marriott De Honduras, Sociedad de Responsabilidad Limitada	Honduras
Marriott Ecuador Licensing Company MLC CIA LTDA	Ecuador
Marriott Fifth Avenue, LLC	Delaware
Marriott France Group Companies SAS	France
Marriott Hong Kong Limited	Hong Kong
Marriott Hospitality Entertainment, L.L.C.	Delaware
Marriott Hospitality Group S.à r.l.	Luxembourg
Marriott Hotel Holding GmbH	Germany
Marriott Hotel Management Company (Virgin Islands), Inc.	Virgin Islands, U.S.
Marriott Hotel Services Berlin GmbH	Germany
Marriott Hotel Services, LLC	Delaware
Marriott Hotel-Betriebsgesellschaft, m.b.H	Austria
Marriott Hotelmanagement Cologne GmbH	Germany
Marriott Hotelmanagement GmbH	Germany
Marriott Hotels India Private Limited	India
Marriott Hotels International B.V.	Netherlands
Marriott Hotels International B.V. (Armenia Branch)	Armenia
Marriott Hotels International B.V. (Caracas, Venezuela Branch)	Venezuela, Bolivarian Republic of
Marriott Hotels International B.V. (Dominican Republic Branch)	Dominican Republic
Marriott Hotels International B.V. (Egypt Branch)	Egypt
Marriott Hotels International B.V. (Jordan Branch)	Jordan
Marriott Hotels International B.V. (Seoul MEA Branch)	Korea, Republic of
Marriott Hotels International B.V. (Seoul, South Korea Branch)	Korea, Republic of
Marriott Hotels International B.V. (Sucursal)	Portugal
Marriott Hotels International Limited	United Kingdom
Marriott Hotels International Limited (French Branch - Liasion Office)	France
Marriott Hotels Limited	United Kingdom
Marriott Hotels Maldives Private Limited	Maldives

Entity Name	Jurisdiction of Incorporation
Marriott Hotels Management France SAS	France
Marriott Hotels of Amsterdam, B.V.	Netherlands
Marriott Hotels, S.A. de C.V.	Mexico
Marriott Hurghada Management, Inc.	Delaware
Marriott Hurghada Management, Inc. (Egypt Branch)	Egypt
Marriott Insurance Agency, L.L.C.	Delaware
Marriott International Administrative Services, Inc.	Delaware
Marriott International Capital Corporation	Delaware
Marriott International Construction Services, Inc.	Delaware
Marriott International Design & Construction Services, Inc.	Delaware
Marriott International Finance Company B.V.	Netherlands
Marriott International Global Holding, Inc.	Delaware
Marriott International Holding Company B.V., Bertrange, Zurich Branch	Switzerland
Marriott International Holding Company S.àr.l.	Luxembourg
Marriott International Hotels, Inc.	Maryland
Marriott International Hotels, Inc. (Argentina Branch)	Argentina
Marriott International Hotels, Inc. (Ecuador Branch)	Ecuador
Marriott International Hotels, Inc. (Egypt Branch)	Egypt
Marriott International Hotels, Inc. (Lebanon Branch)	Lebanon
Marriott International Hotels, Inc. (Malaysia Branch)	Malaysia
Marriott International Hotels, Inc. Maryland USA Sucursala Bucuresti Romania (Romanian Branch)	Romania
Marriott International JBS Corporation	Delaware
Marriott International Licensing Company B.V.	Netherlands
Marriott International Lodging N.V.	Curacao
Marriott International Management Company B.V.	Netherlands
Marriott International Management Company B.V. (Australian Branch)	Australia
Marriott International Management Company B.V. (Courtyard Suwon Branch)	Korea, Republic of
Marriott International Management Company B.V. (Daegu Branch)	Korea, Republic of
Marriott International Management Company B.V. (Dongdaemoon Branch)	Korea, Republic of
Marriott International Management Company B.V. (Fairfield Busan Branch)	Korea, Republic of
Marriott International Management Company B.V. (Fairfield Busan Songdo Beach Branch)	Korea, Republic of
Marriott International Management Company B.V. (Fairfield Yeongdeungpo Branch)	Korea, Republic of
Marriott International Management Company B.V. (Magok Branch)	Korea, Republic of
Marriott International Management Company B.V. (Namdaemun Branch)	Korea, Republic of
Marriott International Management Company B.V. (Seongnam Branch)	Korea, Republic of
Marriott International Management Company B.V. (Seoul Branch)	Korea, Republic of
Marriott International, Inc.	Delaware
Marriott Inversiones y Servicios Limitada	Chile
Marriott Jamaica Licensing Company Limited	Jamaica
Marriott Market Street Hotel, Inc.	Delaware
Marriott Mexico City Partnership G.P.	Delaware
Marriott Mirage City Management, Inc.	Delaware
Marriott Oak Brook Hills Services, LLC	Delaware
Marriott P.R. Management Corporation	Delaware
Marriott Payment Services, LLC	Delaware
Marriott Payroll Services, LLC	Delaware
Marriott Peru Licensing Company SRL	Peru

Entity Name	Jurisdiction of Incorporation
Marriott Ranch Properties, Inc.	Delaware
Marriott Rewards Subsidiary, Inc.	Delaware
Marriott Rewards, Inc.	Delaware
Marriott Rewards, LLC	Arizona
Marriott RHG Acquisition SARL	Netherlands
Marriott Senior Holding Co.	Delaware
Marriott Sharm El Sheikh Management (Egypt Branch)	Egypt
Marriott Sharm El Sheikh Management, Inc.	Delaware
Marriott Switzerland Licensing Company GmbH	Switzerland
Marriott Switzerland Licensing Company II GmbH	Switzerland
Marriott Trinidad & Tobago Limited	Trinidad and Tobago
Marriott Two Flags Member LLC	Delaware
Marriott Two Flags, LP	Delaware
Marriott U.S. Virgin Islands Licensing Company LLC	Virgin Islands, U.S.
Marriott UK Group Company Limited	United Kingdom
Marriott UK Management Company Limited	United Kingdom
Marriott Worldwide Corporation	Maryland
Marriott Worldwide Payroll, LLC	Delaware
Marriott Worldwide Reservation Services, LLC	Delaware
Marriott's Greenbelt Hotel Services, Inc.	Delaware
Mars Merger Sub, LLC	Delaware
MC Lodging Investment Opportunities, Inc.	Delaware
Meridien India I LLC	Delaware
Meridien India II LLC	Delaware
Meridien SAS	France
Meridien SAS, Egypt Branch	Egypt
MHS Guam, Inc.	Delaware
MHSFR II, LLC	Delaware
MHSFR, LLC	Delaware
MHSI Conference Centers of Texas, Inc.	Texas
MI Finance Company	Delaware
MI Fulfillment Services, LLC	Maryland
MI Georgia Credits, LLC	Delaware
MI Holding, L. P.	Delaware
MI Hotels of Las Vegas, Inc.	Nevada
MI Member, LLC	Delaware
MI NY Clock Tower, LLC	Delaware
MI Park 201, LLC	Delaware
MI Tenant LLC	Delaware
MICC (California), LLC	Delaware
MICC SPE I Corp.	Delaware
Midnight Lakeshore LLC	Delaware
Midnight Oil Company, LLC	Delaware
Midnight Sky, L.L.C.	Delaware
Midnight Square, LLC	Delaware
MIF, L.L.C.	Delaware
MII Conference Center, Inc.	Maryland
MISG Chicago, LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Mission Hills Timeshare, L.L.C.	Delaware
MQ Services Ltd.	Bermuda
MRC I Funding, LLC	Delaware
MTS Holdco, L.P.	Delaware
Munich CY Schwanthaler Operating Company GmbH	Germany
Nara Hospitality Service Company	Japan
North Dallas Holding Co.	Delaware
North Dallas Hotel Company	Delaware
North Wharf Restaurant (Pty) Ltd	South Africa
Operadora Marriott, S.A. de C.V.	Mexico
Osaka St. Regis Hotel Co., Ltd.	Japan
Paynes Bay Investments Limited	Barbados
Permanent Establishment of Luxury Hotels International Management Company B.V.	Ukraine
PH Edward (Pty) Ltd	South Africa
PH F and I Cape Town (Pty) Ltd	South Africa
PH Roodepoort (Pty) Ltd	South Africa
Preferred Guest, Inc.	Delaware
Protea Hotel International Mauritius	Mauritius
Protea Hotels (International) Limited	United Kingdom
Protea Hotels and Inns (Pty) Limited	South Africa
Protea Hotels Empowerment Consortium (Pty) Ltd	South Africa
Protea Hotels Empowerment Initiative (Pty) Ltd	South Africa
Protea Hotels Nigeria Limited	Nigeria
PT Indo Pacific Sheraton	Indonesia
PT Luxury Hotels International Indonesia	Indonesia
PT Marriott International Indonesia	Indonesia
PT Ritz Carlton Indonesia	Indonesia
Punta Mita Holding Company, S. de R.L. de C.V.	Mexico
Ramasia International Limited	Virgin Islands, British
Ramcap SAS	France
RC Hotel Holding Company Limited	Virgin Islands, British
RC Hotel Holding Company Limited (Cayman Islands Branch)	Cayman Islands
RC Marriott II, Inc.	Delaware
RC Marriott III, Inc.	Delaware
RC Marriott, Inc.	Delaware
RC Paradise Valley Development, LLC	Delaware
RC Rose Holding Company Limited	Virgin Islands, British
RC-UK, Inc.	Delaware
REN Boston Hotel Management LLC	Delaware
REN Boston LP	Delaware
REN Boston Waterfront Hotel, LLC	Delaware
Renaissance do Brasil Hotelaria Ltda (Development branch)	Brazil
Renaissance do Brasil Hotelaria Ltda.	Brazil
Renaissance do Brasil Hotelaria Ltda. (JW Sao Paulo branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Recife Branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (Sao Paulo Branch)	Brazil
Renaissance do Brasil Hotelaria Ltda. (W Hotel and Residences Sao Paulo Branch)	Brazil
Renaissance Dusseldorf Hotelmanagement GmbH	Germany

Entity Name	Jurisdiction of Incorporation
Renaissance Hamburg Hotelmanagement GmbH	Germany
Renaissance Hollywood Payroll Company, LLC	Delaware
Renaissance Hotel Holdings, Inc.	Delaware
Renaissance Hotel Management Company, LLC	Delaware
Renaissance Hotel Operating Company	Delaware
Renaissance Hotels International B.V.	Netherlands
Renaissance Hotels International B.V. (Kazakhstan Branch)	Kazakhstan
Renaissance Hotels International Corporation Limited	Virgin Islands, British
Renaissance Hotels International Corporation Limited (Malaysia Branch)	Malaysia
Renaissance Hotels International Corporation Limited (Philippine Branch)	Philippines
Renaissance Hotels International Management Belgium SRL	Belgium
Renaissance Hotels Marketing Services Limited	Virgin Islands, British
Renaissance International Lodging Ltd.	Bermuda
Renaissance International Lodging N.V.	Curacao
Renaissance International Management Company B.V.	Netherlands
Renaissance International, Inc.	Delaware
Renaissance International, Inc. (Egyptian Branch)	Egypt
Renaissance Le Parc SAS	France
Renaissance Oakbrook Hotel, LLC	Delaware
Renaissance Services B.V.	Netherlands
Renaissance Special Purposes B.V.	Netherlands
Residence Inn by Marriott, LLC	Delaware
RG Holdings LLC	Delaware
RHG Holding N.V.	Curacao
RHG Investments, LLC	Delaware
RHIL Limited	Hong Kong
RHOC Consolidation, LLC	Delaware
Rio Hotel Brasil Empreendimentos Imobiliários Ltda.	Brazil
Ritz-Carlton (Virgin Islands), Inc.	Delaware
Rockville Hotel Associates LLC	Delaware
Roissy CYBM SAS	France
Ronevsorg Hotel Operating Company Limited	United Kingdom
S Collection, Inc.	Delaware
Sabrina Operators, Inc.	Wisconsin
San Diego Sheraton LLC	Delaware
San Fernando Sheraton Corporation	Delaware
SC Orlando, L.L.C.	Delaware
Schaumberg/Oakbrook Marriott Hotels, LLC	Delaware
Scoops, Inc.	Kansas
Seattle Management LLC	Delaware
Seattle Union Street Associates LLP	Washington
Senior Living Limited Partnership	Delaware
Servicios Hoteleros Starwood Limitada	Chile
Seville Acquisition, LLC	Delaware
SF Museum Tower LLC	Delaware
Shanghai Gingerroot Enterprise Management Co., Ltd.	China
Shanghai Gingerroot Enterprise Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Enterprise Management Co., Ltd., Guangzhou Branch	China

Entity Name	Jurisdiction of Incorporation
Shanghai Gingerroot Hotel Management Co., Ltd.	China
Shanghai Gingerroot Hotel Management Co., Ltd., Beijing Branch	China
Shanghai Gingerroot Hotel Management Co., Ltd., Guangzhou Branch	China
Shanghai Gingerroot Hotel Management Co., Ltd., Huangpu Branch	China
Sheraton (Bermuda) Limited	Bermuda
Sheraton Asia-Pacific Corporation	Delaware
Sheraton Beijing LLC	Delaware
Sheraton Centre Toronto Limited Partnership	Canada
Sheraton Crescent LLC	Delaware
Sheraton de Venezuela CA	Venezuela, Bolivarian Republic of
Sheraton Florida LLC	Delaware
Sheraton Forty-Five Park LLC	Delaware
Sheraton Gaming (Peru) LLC	Delaware
Sheraton Gaming Corporation	Nevada
Sheraton Gateway Limited Partnership	Canada
Sheraton Grand Phoenix LLC	Hawaii
Sheraton Hawaii Hotels Corporation	Hawaii
Sheraton Hotels (England) Limited	United Kingdom
Sheraton Hotels (U.K.) Limited	United Kingdom
Sheraton Intercontinental Limited	Bahamas
Sheraton Intercontinental Ltd. - Israel Branch	Israel
Sheraton International de Mexico LLC	Delaware
Sheraton International del Paraguay S.A.C.	Paraguay
Sheraton International GmbH in Liqu.	Austria
Sheraton International IP, LLC	Delaware
Sheraton International, LLC	Delaware
Sheraton IPCO (Italy) LLC	Delaware
Sheraton Key West LLC	Delaware
Sheraton License Company Russia, Inc.	Delaware
Sheraton License Operating Company, LLC	Delaware
Sheraton Management Company Limited	Bahamas
Sheraton Management GmbH	Germany
Sheraton Management, LLC	Delaware
Sheraton Miami LLC	Delaware
Sheraton Middle East Management LLC	Delaware
Sheraton New Jersey Corporation	New Jersey
Sheraton New York LLC	Delaware
Sheraton on the Park Pty Ltd	Australia
Sheraton Operating LLC	Delaware
Sheraton Overseas Company Limited	Bahamas
Sheraton Overseas Company Limited, Egypt Branch	Egypt
Sheraton Overseas Management Corporation	Delaware
Sheraton Overseas Management Corporation - Tunis Branch	Tunisia
Sheraton Overseas Management Corporation (Argentina Branch)	Argentina
Sheraton Overseas Management Corporation (Thailand Branch)	Thailand
Sheraton Overseas Technical Services LLC	Delaware
Sheraton Puerto Rico Management LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Sheraton SGC Sub Corporation	Nevada
Sheraton Suites LLC	Delaware
Sheraton Texas LLC	Delaware
Sheraton Vermont Corporation	Vermont
Sheraton West Houston Beverage, LLC	Texas
SII Real Estate Holdings, Inc.	Delaware
SJMEC, Inc.	California
SJMFB, LLC	California
SLC Acquisition LLC	Delaware
SLC Atlanta LLC	Delaware
SLC Management LLC	Delaware
SLC Mexico, LLC	Delaware
SLC Operating Limited Partnership	Delaware
Socho, S.A.	Argentina
Societe des Hotels de Noumea	New Caledonia
Societe des Hotels Meridien	France
SPG Holding, Inc.	Arizona
Spice Market Holdings, Inc.	Delaware
SPRINGHILL SMC, LLC	Delaware
Square 369 Hotel Associates, LLC	Delaware
SRH Chicago LLC	Illinois
St. Francis Hotel Corporation	Delaware
St. Regis New York Holdings LLC	Delaware
St. Regis New York Operating LLC	Delaware
St. Regis San Francisco Hotel LLC	Delaware
St. Regis Sheraton LLC	Delaware
Star Real Estate Licensing LLC	Delaware
Starwood (M) France Holdings SAS	France
Starwood (M) Hotels Holding Corporation	Delaware
Starwood (M) International Inc.	Delaware
Starwood (M) Middle East I, LLC	Delaware
Starwood (M) Middle East II, LLC	Delaware
Starwood (M) Services Company, Inc.	Delaware
Starwood (Ukraine) Management Company, Inc.	Delaware
Starwood Alfonso XIII Hotel Company, S.L.U.	Spain
Starwood Asia Pacific Hotels & Resorts Pte. Ltd.	Singapore
Starwood Asia Pacific Hotels & Resorts Pte. Ltd. (Maldives Branch)	Maldives
Starwood Aspen Realty LLC	Delaware
Starwood Atlanta Colony Square Realty LLC	Delaware
Starwood Atlantic LLC	Delaware
Starwood Australia Hotels Pty Ltd	Australia
Starwood BPP Holdings LLC	Delaware
Starwood Canada ULC	Canada
Starwood Checkmate Holdings, Inc.	Delaware
Starwood Chicago City Center Realty LLC	Delaware
Starwood Chicago Lakeshore Realty LLC	Delaware
Starwood Chicago Special Manager II, LLC	Delaware
Starwood Chile Holdings, S.A.	Chile

Entity Name	Jurisdiction of Incorporation
Starwood CMBS I LLC	Delaware
Starwood CMBS II LLC	Delaware
Starwood Customer Contact Centre (AP) Pte. Ltd.	Singapore
Starwood Development Consulting Services (AP) Pte. Ltd.	Singapore
Starwood EAME License and Services Company BV	Belgium
Starwood EAME Services Company BV	Belgium
Starwood Edison GP Holdings LLC	Delaware
Starwood Edison LP Holdings LLC	Delaware
Starwood Egypt Management Company SAE	Egypt
Starwood Fiji LLC	Delaware
Starwood Finance Luxembourg S.àr.l.	Luxembourg
Starwood Flight Operations, Inc.	Pennsylvania
Starwood Holdings (HK) Limited	Hong Kong
Starwood Hong Kong Holdings	Cayman Islands
Starwood Hotel Management Company Greece S.A.	Greece
Starwood Hotels & Resorts (SEA) Sdn. Bhd.	Malaysia
Starwood Hotels & Resorts (Shanghai) Co., Ltd.	China
Starwood Hotels & Resorts (Shanghai) Co., Ltd., Beijing Branch	China
Starwood Hotels & Resorts (Shanghai) Co., Ltd., Guangzhou Branch	China
Starwood Hotels & Resorts Management Company, LLC	Delaware
Starwood Hotels & Resorts Worldwide, LLC	Maryland
Starwood Hotels (Thailand) Company Limited	Thailand
Starwood Hotels Japan Company	Japan
Starwood India Private Limited	India
Starwood International Finance Ltd	Ireland
Starwood International Holding S.àr.l.	Luxembourg
Starwood International Licensing Company S.ar.l	Luxembourg
Starwood Israel Hotel Management - Israel Branch	Israel
Starwood Israel Hotel Management Inc.	Delaware
Starwood Italia S.R.L.	Italy
Starwood Lahaina LLC	Delaware
Starwood Latin America, Inc.	Delaware
Starwood Lexington Realty LLC	Delaware
Starwood Luxembourg Holding S.àr.l.	Luxembourg
Starwood Mexico II, LLC	Delaware
Starwood Mexico Servicios Compartidos SA de CV	Mexico
Starwood Mexico, LLC	Delaware
Starwood Newton Realty LLC	Delaware
Starwood Omaha Realty LLC	Delaware
Starwood Operator I LLC	Delaware
Starwood Operator II LLC	Delaware
Starwood Pacific Hotels Pty Limited	Australia
Starwood Park Ridge GP Holdings LLC	Delaware
Starwood Park Ridge LP Holdings LLC	Delaware
Starwood Philadelphia Airport Realty I LLC	Delaware
Starwood Philadelphia Airport Realty II LLC	Delaware
Starwood Rancho Mirage Fee Owner, LLC	Delaware
Starwood Reservations LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Starwood Resventure LLC	Delaware
Starwood San Francisco Aloft Realty LLC	Delaware
Starwood Seattle Sixth Avenue Realty LLC	Delaware
Starwood Services (UK) Limited	United Kingdom
Starwood Services Poland Sp. z.o.o.	Poland
Starwood Sierra Suites License Company, LLC	Delaware
Starwood Taiwan Co. Ltd.	Taiwan (Province of China)
Starwood Wakefield Realty LLC	Delaware
Starwood-Charlotte Management LLC	Delaware
Stuttgart Sindelfingen Hotel Management GmbH	Germany
Suites Management LLC	Delaware
SW Business Services, LLC	Arizona
Tamarind Cove Hotel Co. Limited	Barbados
Tamcove SL 1 Limited	Saint Lucia
The Dining Room Corporation	Georgia
The House SL 1 Limited	Saint Lucia
The JW Marriott Hotel Management Company (Tokyo) Ltd.	Japan
The R.C. Management Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company (Berlin) GmbH	Germany
The Ritz-Carlton Hotel Company B.V.	Netherlands
The Ritz-Carlton Hotel Company N.V.	Curacao
The Ritz-Carlton Hotel Company of Canada Limited	Canada
The Ritz-Carlton Hotel Company of Chile S.A.	Chile
The Ritz-Carlton Hotel Company of Egypt S.A.E.	Egypt
The Ritz-Carlton Hotel Company of Mexico, S.A. de C.V.	Mexico
The Ritz-Carlton Hotel Company of Puerto Rico, Inc.	Delaware
The Ritz-Carlton Hotel Company of Qatar Limited	Qatar
The Ritz-Carlton Hotel Company of Singapore Pte Ltd	Singapore
The Ritz-Carlton Hotel Company of the Cayman Islands, Ltd.	Cayman Islands
The Ritz-Carlton Hotel Company, L.L.C.	Delaware
The Ritz-Carlton Hotel Company, L.L.C. (Egyptian Branch)	Egypt
The Ritz-Carlton Hotel Company, L.L.C. (Malaysian Branch)	Malaysia
The Ritz-Carlton Hotel Company, Ltd.	Bermuda
The Ritz-Carlton Hotel Company, Ltd. (Bahamas Branch)	Bahamas
The Ritz-Carlton Hotel Management GmbH	Germany
The Ritz-Carlton International Licensing Company B.V.	Netherlands
The Ritz-Carlton International Licensing Company, LLC	Delaware
The Ritz-Carlton International Management Company B.V.	Netherlands
The Ritz-Carlton Property Management Company (Kyoto) Ltd.	Japan
The Ritz-Carlton Property Management Company (Tokyo), Ltd.	Japan
The Ritz-Carlton Residences Management Company LLC	Delaware
The Ritz-Carlton Residential Management Company of Singapore Pte. Ltd.	Singapore
The Sheraton LLC	Delaware
The Westin Building Company	Washington
Tokyo Hospitality Service Company	Japan
Torriam Hotel Operating Company Limited	Ireland
Torriam International Lodging N.V.	Curacao
Toulouse Operating Company SAS	France

Entity Name	Jurisdiction of Incorporation
TownePlace Management, LLC	Delaware
Townhouse Management Realty LLC	Delaware
Transamerican Hoteles, S.A.S	Dominican Republic
Treasure SL 1 Limited	Saint Lucia
Treasure SL 1 Limited. (Barbados Branch)	Barbados
Tribute Portfolio IP, LLC	Delaware
TSQ2, LLC	Delaware
Turtle Beach Resort Limited	Barbados
Turtle SL 1 Limited	Saint Lucia
Victory Beverages, Inc	Texas
W Atlanta Buckhead Beverage LLC	Delaware
W Atlanta Midtown Beverage, LLC	Delaware
W Hotel Management, Inc.	Delaware
W Hotels Management, LLC	Delaware
W Hotels Music LLC	Delaware
W Hotels Real Estate, LLC	Delaware
W International Hotel Management, Inc.	Delaware
W International Inc.	Delaware
W IPCO (Italy) LLC	Delaware
W Leicester Square Limited	United Kingdom
W Miami Beach Holdings LLC	Delaware
W Montreal Opco Inc.	Canada
W Operating Company LLC	Delaware
W San Diego Hotel, LLC	Delaware
W Scottsdale Beverage LLC	Delaware
W Turks & Caicos GP, LLC	Delaware
Washington Sheraton LLC	Delaware
Water Acquisition, LLC	Delaware
Waves Hotel Limited	Barbados
Waves SL 1 Limited	Saint Lucia
WEC 99C-1 LLC	Delaware
WEC 99C-10 LLC	Delaware
WEC 99C-11 LLC	Delaware
WEC 99C-12 LLC	Delaware
WEC 99C-13 LLC	Delaware
WEC 99C-14 LLC	Delaware
WEC 99C-2 LLC	Delaware
WEC 99C-3 LLC	Delaware
WEC 99C-4 LLC	Delaware
WEC 99C-5 LLC	Delaware
WEC 99C-6 LLC	Delaware
WEC 99C-7 LLC	Delaware
WEC 99C-8 LLC	Delaware
WEC 99C-9 LLC	Delaware
West Virginia Marriott Hotels, Inc.	West Virginia
Western Host, Inc.	California
Westin 200, Inc.	Delaware
Westin Arizona LLC	Delaware

Entity Name	Jurisdiction of Incorporation
Westin Aruba Hotel Management LLC	Delaware
Westin Asia Management Co., LLC	Delaware
Westin Asset Management Co.	Delaware
Westin Beverage Services LLC	Texas
Westin Birmingham Operator, LLC	Delaware
Westin Chicago at North River Payroll Company	Delaware
Westin Crown Plaza Hotel Company	Delaware
Westin DIA Operator, LLC	Delaware
Westin Hotel Management, L.P.	Delaware
Westin Hotels Ireland Ltd.	Ireland
Westin Hotels Management, LLC	Delaware
Westin Hotels PRC, LLC	Delaware
Westin International (Malta) Limited	Malta
Westin International Europe B.V.	Netherlands
Westin IPCO (Italy) LLC	Delaware
Westin Kierland, LLC	Delaware
Westin License Holding, LLC	Delaware
Westin O'Hare Hotel Company	Delaware
Westin Operator, LLC	Delaware
Westin Ottawa Management Co., LLC	Delaware
Westin Portland L.L.C.	Delaware
Westin Realty Corp.	Delaware
Westin River North, Chicago Beverage Company	Delaware
Westin San Antonio Resort Company	Delaware
Westin Savannah Holdings, LLC	Delaware
Westin St. Lucia Management LLC	Delaware
Westin Two Hundred L.L.C.	Delaware
Westin Washington Operator L.L.C.	Delaware
Wetbar New York, LLC	Delaware
WHC Payroll Company	Nevada
Whiskey Blue Boston, LLC	Delaware
Whiskey Blue New Orleans, LLC	Delaware
WHLP Acquisition, LLC	Delaware
WHR Ireland Holding Company Ltd.	Ireland
Windward Investments Limited	Barbados
Witty Restaurant Group, Inc.	Delaware
Worldwide Franchise Systems, Inc.	Delaware
Yokohama Hospitality Service Company	Japan